PURCHASE AGREEMENT NUMBER  PA-5608

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

relating to

BOEING MODEL 787 AIRCRAFT

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe and Optional Features Escalation Adjustment
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-2504023    [***]

LA-2504025    [***]

LA-2504028    [***]

LA-2504029    [***]

LA-2504232    [***]

LA-2504033    [***]

LA-2504034    [***]

BOEING PROPRIETARY

PURCHASE AGREEMENT NO. PA-5608

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

This Purchase Agreement No. PA-5608 between The Boeing Company (Boeing) and Alaska Airlines, Inc., (Customer), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of August 8, 2025 between the parties, identified as AGTA-ASA-A (AGTA).
1.Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 787 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.[***].
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. [***] Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.Price.
3.1Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
3.2Advance Payment Base Prices. [***]
4.Payment.
4.1[***]
4.2The standard advance payment schedule for the Model 787 aircraft requires Customer to make certain advance payments, expressed [***] of each Aircraft beginning with a payment of [***] within [***] of the effective date of when the Aircraft is added to this Purchase Agreement. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
4.3For any Aircraft whose scheduled month of delivery is less than [***] from the effective date of when such Aircraft is added to the Purchase Agreement, [***].

BOEING PROPRIETARY

4.4Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5.Additional Terms.
5.1Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
5.2Airframe and Optional Features Escalation Adjustment. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula. The provisions of Exhibit D to the AGTA are not applicable to this Purchase Agreement.
5.3Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.
5.4Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA will be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement. If Customer obtains, or is set to obtain, duplicative training and planning assistance from that set out in Supplemental Exhibit CS1, then Boeing may adjust Supplemental Exhibit CS1 accordingly.
5.5Engine Escalation Adjustment. Supplemental Exhibit EE1 contains: a) the engine escalation formula applicable to the Engine Price when such Engine Price is separately specified in Table 1, and b) the engine warranty and the engine patent indemnity for the Aircraft.
5.6Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.7Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.
5.8Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties, and the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

[Remainder of this page intentionally left blank]

BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	ALASKA AIRLINES, INC.

Signature	Signature

Michael M. Maleki
Printed name	Printed name

Attorney-in-Fact
Title	Title

BOEING PROPRIETARY

BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-5608
Aircraft Delivery, Description, Price and Advance Payments

[***]

ASA-PA-05608 124928-1F.txt    Boeing Proprietary     Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

EXHIBIT A to PURCHASE AGREEMENT NUMBER PA-5608

ASA-PA-05608-EXA    Page 1
BOEING PROPRIETARY

EXHIBIT A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787 AIRCRAFT

The content of this Exhibit A will be defined pursuant the provisions of an open matters letter agreement to be agreed to by the parties at the time of exercise of Option Aircraft described in Letter Agreement No. [***].
ASA-PA-05608-EXA    Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

EXHIBIT B to PURCHASE AGREEMENT NUMBER PA-5608

BOEING PROPRIETARY

EXHIBIT B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1Airworthiness and Registration Documents. Not later than [***] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [***] months prior to delivery of each Aircraft.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2Certificate of Sanitary Construction.
1.2.1U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft and provide to Customer at delivery. The above Boeing obligation only applies to commercial passenger aircraft.
1.2.2Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [***] prior to delivery. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft.
1.3Customs Documentation.
1.3.1Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [***] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
1.3.2General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration,

BOEING PROPRIETARY

for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [***] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
1.3.3If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [***] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.4Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2.INSURANCE CERTIFICATES.
2.1.1Unless provided earlier, Customer will provide to Boeing not later than [***] to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.
3.NOTICE OF FLYAWAY CONFIGURATION.
Not later than [***] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:
(i)the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)any Customer cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(iii)any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(iv)subject to change, a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(v)subject to change, a complete ferry flight itinerary.
4.DELIVERY ACTIONS BY BOEING.
4.1Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery

BOEING PROPRIETARY

or departure of the Aircraft. Customer will be informed of such schedules as soon as practical.
4.2Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
4.3Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft as part of the delivery notice in accordance with article 6.1 of the AGTA.
4.4Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
787	[***]
4.5Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
4.6Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.
4.7Delegation of Authority. Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5.DELIVERY ACTIONS BY CUSTOMER.
5.1Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.
5.2Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.
5.3Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
5.5Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. If eAPIS is required, a copy of the eAPIS

BOEING PROPRIETARY

form will be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES
ESCALATION ADJUSTMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit AE1
to Purchase Agreement Number PA-5608

BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES
ESCALATION ADJUSTMENT

relating to

BOEING MODEL 787 AIRCRAFT

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-5608

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and model of the following BFE items by the noted milestones/dates:

Upholstery	[***]
Galley Carts	[***]
Life Vests	[***]
Bar Units	[***]
Misc. Monuments	[***]
Non-Standard Closeout Furniture	[***]
Seats & IFE (All Classes) (The IFE supplier and intended components to go into the seats need to be defined. Other IFE including Connectivity selections can be selected per the Configuration Definition Schedule.)	[***]
2.On-dock Dates and Other Information.
On or before TBD, Boeing will provide to Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.

The below “Completion Date” represents the first day of the month by when the specific milestone must be completed to support the BFE seat program.

BOEING PROPRIETARY

Customer’s First Aircraft: BFE Premium Class Seat and Non-Standard Closeout Furniture Program Milestones (First Aircraft Delivery Only)
Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[***]
Preliminary Design Review (PDR)	[***]
Critical Design Review (CDR)	[***]
Final Seat Review (FSR)	[***]
Seats & IFE (All Classes) On-Dock Date for 1st Aircraft delivery	[***]
The above schedule dates are subject to change based on the dates negotiated and agreed to at the ITCM.

3.Additional Delivery Requirements - Import.
Customer or its designee will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

SUPPLEMENTAL EXHIBIT CS1 to PURCHASE AGREEMENT NUMBER PA-5608

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING
PROGRAMS; OPERATIONS ENGINEERING SUPPORT

3.1[***]

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 2:    FIELD AND ENGINEERING SUPPORT SERVICES

3.2[***]

BOEING PROPRIETARY

787    CUSTOMER SUPPORT DOCUMENT

PART 3:    TECHNICAL INFORMATION AND MATERIALS

[***]

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 4:    ALLEVIATION OR CESSATION OF PERFORMANCE

[***]

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 5:    PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

3.3[***]

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU
Revision Date December 2014

[***]

BOEING PROPRIETARY

[***]
.

BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit EE1
to Purchase Agreement Number PA-5608

BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 787 AIRCRAFT

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

SUPPLEMENTAL EXHIBIT SLP1
to PURCHASE AGREEMENT NUMBER PA-5608

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787 AIRCRAFT

[***]

BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [***]

Reference:    Purchase Agreement No. PA-5608 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Definition of Terms:
[***]: [***]
1.[***].
[***]
2.[***].
[***]
[***]    Page 1
BOEING PROPRIETARY

3.[***].
[***]
4.[***].
(i)[***]
5.Exclusive Remedies.
[***]
6.Assignment.
[***]
[***]    Page 2
BOEING PROPRIETARY

7.Confidentiality.
[***].

[***]    Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its

[***]    Page 4
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [***]

Reference:    Purchase Agreement No. 5608 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]
8.[***]
[***]
[***]    Page 1
BOEING PROPRIETARY

9.Assignment.
[***]
10.Confidential Treatment.
[***]

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By:

Its:

[***]
[***]    Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900
Subject:    [***]
References:    1)    Purchase Agreement No. PA-5608 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft)
2)    Letter Agreement [***]
3) Letter Agreement [***]
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]. In consideration of Customer exercising the Option Aircraft in accordance with the Option Aircraft Letter Agreement (Exercised Option Aircraft), at the time of delivery of each Exercised Option Aircraft, unless otherwise noted, Boeing will provide to Customer with [***]:
1.1[***]. [***]
1.2[***]. [***]
1.3[***]. [***]
1.4
[***]
[***]    Page 1
BOEING PROPRIETARY

1.5[***]
1.6[***]. [***]
1.7
[***]
[***]    Page 2
BOEING PROPRIETARY

1.8[***]
1.9[***]. [***]
2. [***]
3.
[***]
[***]    Page 3
BOEING PROPRIETARY

4.Confidentiality. [***]
5.
Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its
[***]
[***]    Page 4
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [***]

References:    (a) Purchase Agreement No. 5608 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

    (b) Letter Agreement No. [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. [***].
[***]
Subject to the following terms and conditions:
1.Customer’s Written Notice.
1.1Customer shall provide written notice of its election to substitute the purchase of [***] prior to the scheduled delivery month of delivery for [***]
2.Available Delivery Position.
2.1[***].
2.2 [***].
2.3
2.4[***].
3.[***].

4.[***].
4.1[***]
4.2(i)    [***]
4.3(ii)    [***]
4.4[***]
4.5[***]
4.6[***]
5.[***]
    [***]

BOEING PROPRIETARY

6.[***]

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its

BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [***]

References:    (a) Purchase Agreement No. PA-5608 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to model 787 aircraft (Aircraft)

    (b) Purchase Agreement No. PA-3866 (737MAX Purchase Agreement) between Boeing and Alaska Airlines, Inc. relating to model 737MAX aircraft (737 MAX Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***].
2.Delivery.
3.    The number of aircraft and delivery months are listed in the Attachment to this Letter Agreement. The delivery positions are subject to the same [***] provisions described in Article 2 of the Purchase Agreement.
4.Configuration.
4.1[***].
4.2[***].
4.3

BOEING PROPRIETARY

5.[***].
5.1[***]
5.2[***]
5.3[***]
5.4[***]
6.[***]
6.1[***]
6.2[***]

7.Option Exercise.
7.1Customer may exercise an option by giving written notice to Boeing [***] (Option Exercise Date).
7.2[***]
8.Definitive Agreement.
Following Customer’s exercise of an option, the parties will sign a definitive agreement for the purchase of such Option Aircraft (Definitive Agreement) [***]. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and other terms and conditions as may be agreed upon. In the event the parties have not entered into a Definitive Agreement [***], [***]. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will [***] in accordance with Article 5.1 of this Letter Agreement. [***].
9.Assignment.
[***]
10.Confidentiality.
[***]

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:

Alaska Airlines, Inc.	THE BOEING COMPANY

By:	By:

Name:	Name:

Title:	Title:

BOEING PROPRIETARY

ATTACHMENT to LETTER AGREEMENT NO. [***]

[***]

BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [***]

Reference:    Purchase Agreement No. 5608 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
[***]

BOEING PROPRIETARY

2.Applicability.
[***]
3.Notice of Airframe Price Forecast prior to Delivery.
3.1[***]
3.2[***]
3.2.1[***]
3.2.2[***]
(i)[***]
(ii)[***]
3.3[***]
3.3.1[***]
(i)[***]
(ii)[***]
(iii)

BOEING PROPRIETARY

3.3.2[***]
3.3.3[***]
3.4[***]
4.[***]
4.1[***]. [***]
4.1.1[***]. [***]
4.1.2[***]. [***]
4.1.3[***]. [***]
4.2[***]. [***]
4.3

BOEING PROPRIETARY

5.[***].
[***]
6.[***]
[***]
7.Assignment.
[***]
8.Confidentiality.
[***].

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its

BOEING PROPRIETARY

ATTACHMENT A

ESCALATION FORECAST & ESCALATION NOTICE DATE

[***]

BOEING PROPRIETARY

ATTACHMENT B

CUMULATIVE ANNUAL ESCALATION FACTORS – [***]

BASE YEAR

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

[***]

BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

[***]

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [***]

Reference:    Purchase Agreement No. 5608 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]

[***].

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By:

Its:

BOEING PROPRIETARY